                                       Schedule to Exhibit 10.27
                                          Suburban Lodges, Inc.

An assignment of franchise agreements and franchisor's consent and subordination of franchise agreement in favor of Finova with substantially
the same terms as this Exhibit 10.27 for each of the following groups of properties are not being separately filed:

  PROPERTY NAME                        ADDRESS                       COUNTY              CITY, STATE
Group 1*
Forest Park                    363 Forest Parkway                     Clayton          Forest Park, GA
Roswell                        1175 Hembree Road                      Fulton           Roswell, GA
Greenville-Mauldin Road        408 Mauldin Road                       Greenville       Greenville, SC
Dallas North Central           9355 Forest Lane                       Dallas           Dallas, TX
South Dayton                   8981 Kingsridge Drive                  Montgomery       Dayton, OH


Group 2
Lilburn/Hwy 78                 4142 Stone Mountain Highway            Gwinnett         Lilburn, GA
Mableton                       600 Lions Club Drive                   Cobb             Mableton, Ga
Preston Highway                7121 Preston Highway                   Jefferson        Louisville, KY
Taylors                        2504 Wade Hampton Boulevard            Greenville       Greenville, SC
Chesapeake                     2150 Old Greenbrier Road               Chesapeake       Chesapeake, VA
UNC Charlotte                  110 Rocky River Road West                               Charlotte, NC

Group 3
Norcross                       6067 Buford Highway                    Gwinnett         Norcross, GA
Jonesboro/Tara Blvd.           7021 Tara Boulevard                    Clayton          Jonesboro, GA
Virginia Beach                 416 South Independence Blvd.                            Virginia Beach, VA
Fairfield                      6785 Fairfield Business Drive          Butler           Fairfield, OH
Pressley/I77 Charlotte         540 Pressley Road                      Mecklenburg      Charlotte, NC
Fulton Industrial              660 Interchange Drive, SW              Fulton           Atlanta, GA

Group 4
Indian Trail                   1990 Willowtrail Parkway               Gwinnett         Norcross, GA
Douglasville                   5820 Plaza Parkway                     Douglas          Douglasville, GA
Matthews                       9211 East Independence Blvd.                            Matthews, NC
Columbus/Eastland              4790 Hilton Corporate Drive            Franklin         Columbus, OH
Indianapolis, NW               5820 West 85th Street                  Marion           Indianapolis, IN


Group 5
Northside Drive                1375 Northside Drive                   Fulton           Atlanta, GA
Gwinnett Place                 3750 Satellite Boulevard               Gwinnett         Duluth, GA
Columbus/Northland             2420 Dublin Granville Road             Franklin         Columbus, OH
North Charleston               7371 Mazyck Road                       Charleston       North Charleston, SC
Oxmoor                         90 Oxmoor Road                         Jefferson        Birmingham, AL

/TABLE

          ASSIGNMENT OF FRANCHISE AGREEMENTS AND FRANCHISOR'S
           CONSENT AND SUBORDINATION OF FRANCHISE AGREEMENTS


          THIS ASSIGNMENT OF FRANCHISE AGREEMENTS AND FRANCHISOR'S CONSENT AND SUBORDINATION OF FRANCHISE AGREEMENTS (the "Assignment"), dated as of December 29, 1998, by and among SUBURBAN FRANCHISE SYSTEMS, INC., a Georgia corporation, having an address at 300 Galleria Parkway, Suite 1200, Atlanta, Georgia 30339, Attn: Vice-President, Franchise ("Franchisor") and SLAM PROPERTIES II, L.L.C., a Georgia limited liability company, having an address at 300 Galleria Parkway, Suite 1200, Atlanta, Georgia 30339, Attn: Corporate Secretary ("Borrower"), in favor of FINOVA REALTY CAPITAL INC., a Delaware corporation, having an address at c/o Midland Loan Services, L.P., 210 West Tenth Street, Kansas City, Missouri 64105 (together with its successors and assigns, "Lender").

                          W I T N E S S E T H

          WHEREAS, concurrently herewith, Lender has made a loan to Borrower in the original principal amount of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($15,500,000) (the "Loan"), which Loan is evidenced by that certain Promissory Note, dated as of the date hereof, made by Borrower in favor of Lender (as from time to time amended, modified, extended, restated, supplemented or replaced, the "Note") and secured by, inter alia, those certain mortgage and security agreements, deed of trust and security agreements, deed to secure debt and security agreements or similar real estate security agreements, dated of even date herewith, given by Borrower to Lender (as from time to time amended, modified, extended, restated, supplemented or replaced, the "Security Instruments"), encumbering the Property (as defined in the Security Instruments); and

          WHEREAS, as a condition to making the Loan, Lender has required that Borrower and Franchisor enter into this Assignment for the benefit of Lender; and

          WHEREAS, the Security Instruments provide for the assignment by Borrower to Lender of those certain Franchise Agreements, dated as of December 29, 1998, between Borrower and Franchisor (as from time to time amended, modified, extended, restated, supplemented or replaced, the "Franchise Agreements"), as additional security for Borrower's obligations under the Note, the Security Instruments and the other Loan Documents (as defined in the Security Instruments).

          NOW, THEREFORE, in order to induce Lender to make the Loan and as additional security for the obligations of Borrower under the Note, the Security Instruments and the other Loan Documents, intending to be legally bound hereby:


          1    Assignment.  Borrower hereby absolutely and
unconditionally transfers, assigns and delivers unto Lender, and grants Lender a security interest in, all of its right, title and interest in and to the Franchise Agreements.

          2    Borrower's Representations and Warranties.  Borrower
represents and warrants to Lender that the Franchise Agreements as originally executed and delivered have not been amended or modified, and Borrower further represents and warrants to Lender that a correct and complete copy of the Franchise Agreements as in effect on the date hereof have been delivered to Lender and are in full force and effect, and that there are no uncured breaches thereof by any party thereto. Borrower represents and warrants that it has not made and covenants that it will not make any further assignment of the Franchise Agreements, except as permitted under the Note, the Security Instruments and the Other Loan Documents.

          3    Event of Default Under the Loan.  Borrower further
expressly agrees with Lender faithfully to pay, perform and observe all of its material obligations under the Franchise Agreements and not to permit to occur any event or condition which would entitle any other party to the Franchise Agreements to terminate the same or otherwise exercise any rights which such party might have on account of any breach by Borrower thereunder, and so long as no Event of Default (as defined in the Security Instruments) shall be continuing after the expiration of any applicable notice and cure periods, Borrower shall be entitled to enjoy and enforce all of its rights under the Franchise Agreements. Upon the occurrence and during the continuance of an Event of Default beyond the expiration of any applicable notice and cure periods, Lender, upon giving thirty (30) days prior written notice (the "Election Notice") to Franchisor and Borrower in the manner set forth below of its intention to do so (the date of such notice, the "Notice Date"), shall be entitled then and thereafter either to (i) terminate the Franchise Agreements in accordance with their terms or (ii) enjoy and enforce all of the rights and privileges of Borrower under the Franchise Agreements as if Lender were the franchisee thereunder. If Lender elects in the Election Notice to enjoy and enforce the Franchise Agreements, it shall pay any and all sums payable to Franchisor thereunder or as provided in the Franchise Agreements and perform the remaining obligations of Borrower in connection therewith first accruing or arising on or after the Notice Date, and Franchisor will recognize Lender as the franchisee under the Franchise Agreements, subject to and upon all of the terms, covenants, conditions, provisions and agreements therein contained; provided, however, that nothing herein shall make Lender liable for any obligations or liabilities of Borrower first incurred or arising prior to the Notice Date, whether to Franchisor or to any other party. Borrower hereby irrevocably directs Franchisor, after delivery of the Election Notice to Franchisor, to recognize and accept Lender as the holder of the Franchise Agreements for any and all purposes as fully as it would recognize and accept Borrower and the performance of Borrower thereunder. Borrower further agrees that Franchisor may rely conclusively upon any written notice given by Lender to Franchisor setting forth that such Event of Default exists and that Lender has determined to exercise its rights hereunder. Franchisor agrees not to look to Lender for payment of any accrued but unpaid fees relating to the Property accruing prior to the Notice Date. Upon the exercise by Lender of the rights granted in this paragraph, Borrower agrees that its interest in the Franchise Agreements shall be extinguished and of no further force or effect. In the event that Lender shall take possession of the Property following the occurrence of an Event of Default afer the expiration of any applicable notice and cure periods, whether by foreclosure, deed-in-lieu of foreclosure, assignment-in-lieu of foreclosure or otherwise, Lender shall have the right at any time within sixty (60) days thereafter to deliver the Election Notice, notwithstanding the making of any payments by Lender to Franchisor or other performance by Lender of any of the obligations of the franchisee under the Franchise Agreements during such sixty (60) day period.

          4    Franchisor's Representations.  Franchisor warrants and
represents to Lender, as of the date hereof, that the following are true and correct:

          (a) the entire agreement between Franchisor and Borrower for the operation at the Property of a hotel or motel under the name "Suburban Lodge" is evidenced by the Franchise Agreements;

          (b) the Franchise Agreements constitute the valid and binding agreement of Franchisor, enforceable in accordance with its terms, and Franchisor has full authority under all state or local laws and regulations to perform all of its obligations under the Franchise Agreements; and

          (c) neither Borrower nor Franchisor is in default in the performance of any of its obligations under the Franchise Agreements.

          5    Indemnification.  Except as expressly provided herein,
Lender shall not be obligated to pay, perform or discharge, nor does it undertake to pay, perform or discharge, any obligation, duty or liability under the Franchise Agreements, and Borrower shall and does hereby agree to indemnify and to hold Lender harmless from and against any and all claims, liabilities, loss, damage, costs, and expenses, including reasonable attorneys' fees and disbursements, which Lender may incur under or in connection with the Franchise Agreements or this Assignment, or the enforcement of either, or by reason of any obligation, duty or liability on the part of Borrower to be paid, performed or discharged under or arising out of any of the terms, covenants and conditions contained in the Franchise Agreements, except to the extent that any such claims, liabilities, loss, damage, costs or expenses arise as a direct result of Lender's gross negligence or willful misconduct; and should Lender incur any such liability, loss, damage, cost or expense, including, without limitation, in the defense of any such claim, or in connection with enforcing this indemnification obligation of Borrower, on demand, Borrower immediately shall reimburse Lender for the amount thereof, together with interest thereon at the Default Rate (as defined in the Note) from the date incurred by Lender until paid by Borrower.

          6    Franchisor's Agreements.  Franchisor hereby consents to
and agrees to each and every one of the following covenants and agreements for the benefit of Lender and as a requirement of Lender to make the Loan to Borrower:

          (a) Subordination of Franchise Agreements to Lien of Security Instruments. Any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialman's liens under applicable law) owned, claimed or held, or to be owned, claimed or held, by Borrower in and to the Property (as defined in the Security Instrument), are and shall be and are hereby made in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, its successors and assigns, and securing the repayment of the Note and including, without limitation, those created under and by virtue of the Security Instruments.

          (b) Notice of and Opportunity to Cure Defaults. Whenever Franchisor is required or obligated to give Borrower notice of any default under the Franchise Agreements, Franchisor will also send a copy of such notice to Lender in the manner set forth below, and Lender shall have the right, for a period of thirty (30) days after receipt of any such notice of default, to cure the default or to arrange with Borrower to have Borrower cure such default, and Franchisor shall take no action to terminate the Franchise Agreements during such period; provided, however, that in the event the default

does not involve the payment of money and is not reasonably susceptible of being cured within such thirty (30) day period, Franchisor shall not take any action to terminate the Franchise Agreements unless Lender shall have failed to commence to cure such default within such thirty (30) day period and thereafter diligently prosecute such cure to completion (in no event to exceed one hundred twenty (120) days), provided that in the event Lender cannot commence such cure without obtaining possession of the Property, Franchisor will not exercise any such right if Lender commences judicial or non-judicial proceedings to obtain possession within such period and thereafter diligently prosecutes such efforts and cure to completion; and provided further, Franchisor shall not, as to Lender or any purchaser of the Property at a foreclosure sale or from Lender, require the cure of any such act or omission which is not susceptible of being cured by Lender, and such act or omission thereafter shall not be deemed a default under the Franchise Agreements.

          (c) Notice of Borrower's Cancellation. Franchisor will notify Lender in writing of any notice received from Borrower to cancel the Franchise Agreements and the date of such intended cancellation.

          (d) Sale of the Property. Any sale or transfer of the Property, whether the same be at a foreclosure sale or a private sale in lieu thereof, or otherwise, shall be subject to all of the terms, covenants, conditions, provisions and agreements contained in the Franchise Agreements, provided such purchaser shall execute and deliver to Franchisor a written agreement in recordable form whereby such purchaser shall assume and agree to pay, perform, observe, keep and comply all of the terms, covenants, conditions, provisions and agreements contained in the Franchise Agreements on the part of Borrower to be paid, observed and performed, including, without limitation, payment to Franchisor of the royalty fees, license fees and any and all other sums payable to Franchisor, as provided in the Franchise Agreements.

          7    Franchisor's and Borrower's Agreements.  Franchisor and
Borrower agree and covenant that:

          (a)  No Amendments to Franchise Agreements. Franchisor and

Borrower shall not terminate, amend or modify the Franchise Agreements in any respect which would have an adverse effect on the operations of, the income from or the value of the Property without the prior written approval of Lender, which approval shall not be unreasonably withheld or delayed. In the event that Franchisor and Borrower fail to secure such approval to any such amendment or modification, the Franchise Agreements shall, for the purposes of Lender's rights pursuant to this Assignment, be deemed not to have been amended or modified by such amendment.

          (b) Further Assurances. Franchisor and Borrower shall (i) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, provided that in no event shall Franchisor be required to do so more than one
(1) time per year, and (ii) on request from Lender, Franchisor shall furnish Lender with copies of such information as Borrower is entitled to receive under the Franchise Agreements.

          (c) No Joint Venture or Partnership. Lender has no obligation to Franchisor with respect to the Loan and Franchisor shall, except as expressly stated herein, have no obligation to Lender under the Loan, and Franchisor shall not be a third party beneficiary with respect to any of Borrower's obligations to Lender as set forth in the Loan Documents. The relationship of Lender to Borrower is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower.


          (d) Lender's Reliance on Representations. Franchisor has executed this Assignment with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained when making the Loan to Borrower, and that, but for this instrument and the representations, warranties and agreements herein contained, Lender would not take such actions.


          8    Borrower's and Franchisor's Consents.  Borrower has
joined herein to evidence, among other things, its consent to all of the agreements of Franchisor contained in this Assignment. Franchisor has joined herein to evidence, among other things, its consent to the assignment of the Franchise Agreements as set forth herein and all of the agreements of Borrower contained in this Assignment.

          9    Notices. Except as expressly provided herein, all
notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth in the preamble to this Agreement or as such party may from time to time designate by written notice to the other parties. In addition, any notices sent to Borrower or Franchisor hereunder shall be sent to both Borrower and Franchisor.

          10   Assignment.  Lender shall have the right to transfer,

sell and assign its interest in this Assignment to any person. This Assignment shall be binding upon Franchisor and Borrower and the successors, assigns, heirs and personal representatives of Franchisor and Borrower and shall inure to the benefit of Lender and all subsequent holders of the Note and their respective officers, directors, employees, shareholders, agents, successors and assigns.

          11   Severability.  Whenever possible, each provision of
this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid or unenforceable under the applicable law of any jurisdiction with respect to any Person (as defined in the Security Instruments) or circumstance, such provision shall be ineffective to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions of this Assignment or affecting the validity or enforceability of such provisions in any other jurisdiction or with respect to other Persons or circumstances. To the extent permitted by applicable law, the parties to this Assignment hereby waive any provision of law that renders any provision hereof prohibited, invalid or unenforceable in any respect.

          12   No Oral Modifications.  This Assignment, and all of the
provisions hereof, cannot be altered, modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Franchisor, Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any alteration, modification, amendment, waiver, extension, change, discharge or termination is sought.

          13   Governing Law.  This Assignment shall be governed by,
and construed in accordance with, the laws of the State of Georgia, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.


          14. Trade Name Items. Lender, Borrower and Franchisor recognize and acknowledge the rights of Franchisor with respect to any licensed property under the provisions of the Franchise Agreements, including, without limitation, Franchisor's ability to remove such property (including any software), using legal proceedings to do so, from the Property upon a termination of the Franchise Agreements.

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                                -6-

          IN WITNESS WHEREOF, Franchisor and Borrower have duly executed this Assignment as of the day and year first hereinabove written.


             FRANCHISOR:

             SUBURBAN FRANCHISE SYSTEMS, INC.

             By: /s/ David Krischer
             Name: David Krischer
             Title:______________________________



             BORROWER:

             SLAM PROPERTIES II, L.L.C.,
             a Georgia limited liability company

             By:  SLAM PROPERTIES MANAGEMENT II, L.L.C.,
                  a Georgia limited liability company,
                  Its Manager

                  By:  SUBURBAN MANAGEMENT, INC.,
                       a Georgia corporation,
                       Its Manager

                       By: /s/ David Krischer
                       Name: Krischer
                       Title:_______________________


             LENDER:

             FINOVA REALTY CAPITAL INC.
             a Delaware corporation

             By:_____________________________
             Name:___________________________
             Title:____________________________





                                -7-